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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date Of Report (Date Of Earliest Event Reported): August 17, 2005

                        CLEAR CHANNEL COMMUNICATIONS INC
             (Exact Name of Registrant as Specified in its Charter)

                                      Texas
                 (State or Other Jurisdiction of Incorporation)

            001-09645                                 74-1787539
     (Commission File Number)              (IRS Employer Identification No.)

                                  200 E. Basse
                              San Antonio, TX 78209
          (Address of Principal Executive Offices, Including Zip Code)

                                  210-822-2828
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THIS REPORT

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On August 17, 2005, SFX Entertainment, Inc., d/b/a Clear Channel Entertainment ("CCE"), a wholly owned subsidiary of Clear Channel Communications, Inc. (the "COMPANY"), entered into an employment agreement with Michael Rapino, as the President and CEO of CCE. It is anticipated that Mr. Rapino will serve as the President and CEO of CCE Spinco, Inc., a newly created entity that will hold substantially all of the Company's live entertainment businesses following the closing of the proposed spin-off of the live entertainment businesses as announced by the Company on April 29, 2005. The employment agreement between CCE and Mr. Rapino will be assigned by CCE to CCE Spinco, Inc. upon the closing of the proposed spin-off.

      The term of the employment agreement expires on August 31, 2007, and automatically renews for successive one-year periods on a daily basis thereafter. During the employment period, Mr. Rapino shall be paid a minimum base salary of $550,000 per year and shall be entitled to a performance bonus. In the event of the termination of Mr. Rapino's employment by CCE without cause or by Mr. Rapino for good reason, he will be entitled, in addition to the benefits all employees receive (including all accrued but unpaid base salary and payments under applicable plans, policies and arrangements), to continue his employment with CCE as a part-time consultant at his full base salary for a period of 12 months. In addition, if Mr. Rapino terminates his employment for good reason because the proposed spin-off of the Company's live entertainment businesses does not occur prior to December 31, 2006, Mr. Rapino's compensation as a part-time consultant for the 12 month period following termination will be increased by $1,000,000. The terms "cause" and "good reason" are all defined in the employment agreement. Mr. Rapino's agreement also contains certain restrictive covenants, including covenants not to compete or solicit CCE employees or vendors.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits

      Exhibit 10.1 Employment Agreement between SFX Entertainment, Inc., d/b/a
                   Clear Channel Entertainment and Michael Rapino, dated August 17, 2005.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CLEAR CHANNEL COMMUNICATIONS, INC.

Date: August 23, 2005            By: /S/ HERBERT W. HILL JR.
                                     -------------------------------------------
                                     Herbert W. Hill, Jr.
                                     Sr. Vice President/Chief Accounting Officer

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                                INDEX TO EXHIBITS

Exhibit 10.1 Employment Agreement between SFX Entertainment, Inc., d/b/a Clear Channel Entertainment and Michael Rapino, dated August 17, 2005.